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                                                                 EXHIBIT 10.19.2

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


     THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT ("Amendment") is made this 17 day of May, 2000 by and among Congress Financial Corporation (New England) ("Congress") and Ableco Finance LLC ("Ableco" and, with Congress, each a "Lender" and collectively, "Lenders"); Congress Financial Corporation (New England), as administrative and documentation agent for the Lenders (in such capacity, "Agent"); PictureTel Corporation, a Delaware Corporation (the "Company"); and each of the Subsidiaries of the Company that have joined with the Company under the Credit Agreement dated June 15, 1999 (the "Credit Agreement") as a "Borrower" thereunder (the "Subsidiary Borrowers" and, collectively with the Company, the "Borrowers").

                                   BACKGROUND

     Congress, The Chase Manhattan Bank ("Chase") and the Borrowers entered into the Credit Agreement on June 15, 1999 together with the notes, guarantees, security agreements and other agreements, documents and instruments in connection therewith or relating thereto (the "Loan Agreements"). On May 17, 2000, Chase assigned to Congress all of Chase's rights and interests under the Credit Agreement, resigned as Agent and assigned its interests as Agent to Congress. In connection with such assignment, Congress entered into an Indemnity Agreement with Chase to indemnify Chase for Chase's exposure on certain outstanding letters of credit issued by Chase. The Company has advised the Agent and Lenders that Events of Default exist under Section 7.16 of the Credit Agreement. The parties hereto have agreed pursuant to this Amendment to modify certain terms and conditions of the Credit Agreement including the provisions of
Section 7.16 to eliminate the prior existing Events of Default. Capitalized terms not otherwise defined in this Amendment shall have the respective meanings ascribed thereto in the Credit Agreement.

     NOW THEREFORE, with the foregoing Background incorporated herein by reference and made part hereof, the parties hereto, intending to be legally bound hereby, promise and agree as follows:

     1. NEW DEFINITIONS. The following new definitions shall be added to Section 1 of the Credit Agreement and shall be applicable to the Credit Agreement, as amended hereby:

          (a) "ABLECO" means Ableco Finance LLC, a Delaware limited liability company.

          (b) "ABLECO ASSIGNMENT" means the Assignment Agreement dated May 17, 2000 between Congress and Ableco as the same may be amended, supplemented or otherwise modified from time to time.



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          (c) "AMENDMENT" means this Amendment No. 1 to Credit Agreement dated
     May 17, 2000 among the Lenders, Agent and Borrowers.

          (d) "AMENDMENT EFFECTIVE DATE" has the meaning given such term in
     Section 14 of the Amendment.

          (e) "BANK" means First Union National Bank and its successors and assigns.

          (f) "FACILITY PERCENTAGE" means the percentage which the Facility Share held by each Lender bears to the Total Credit Facility, as shown on
     Schedule 2.1A attached hereto (as it may be amended, supplemented or replaced).

          (g) "FACILITY SHARE" means the aggregate of (i) in the case of Letters of Credit, the maximum amount of the LC Obligations and (ii) in the case of the Term Loan, the original principal amount thereof, all as shown on
     Schedule 2.1A attached hereto (as it may be amended, supplemented and replaced).

          (h) "TERM LOAN" means the $8,500,000.00 term loan made by Ableco to the Borrowers pursuant to Section 2.1B of the Agreement.

          (i) "WORKING CAPITAL" shall mean as to any Person, at any time, in accordance with GAAP, on a Consolidated basis for such Person and its subsidiaries (if any), the amount equal to the difference between: (a) the aggregate net book value of all current assets of such Person and its subsidiaries (as determined in accordance with GAAP), calculating the book value of inventory for this purpose on a first-in-first-out basis, and (b) all current liabilities of such Person and its Subsidiaries (as determined in accordance with GAAP), PROVIDED, THAT, as to the Company, for purposes of Section 7.16(b), the liabilities of the Company and its Subsidiaries to Lenders under this Agreement shall not be considered current liabilities (whether or not classified as current liabilities in accordance with GAAP).

     2. MODIFIED DEFINITIONS. Section 1 of the Credit Agreement is further modified in the following respects:

          (a) The term "ACH Facility" and definition thereof are deleted.

          (b) The term "Adjusted Eurocurrency Rate" and definition thereof are deleted.

          (c) The definition of "Agent" is modified by replacing the word "Chase" with the word "Congress".

          (d) The definition of "Agent Related Persons" is deleted in its entirety and replaced with the following:

               "AGENT RELATED PERSONS" means Congress and any successor agent under Section 9.9, together with its Affiliates and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.


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          (e) The definition of "Applicable Letter of Credit Fee" is deleted and replaced with the following:

               "APPLICABLE LETTER OF CREDIT FEE" means a letter of credit fee at a rate equal to two and one quarter (2.25%) percent per annum".

          (f) The term "Applicable Margin" and the definition thereof are deleted.

          (g) The term "Alternative Currency" and definition thereof are deleted.

          (h) The term "Arranger" and definition thereof are deleted.

          (i) The definition of "Base Rate" is modified by replacing the word "Agent" with the word "Bank".

          (j) The definition of "Business Day" is modified to delete the words "and, if the applicable Business Day relates to any Eurocurrency Loan, means such day on which trading in dollars and Alternative Currency Deposits is carried on between banks in the applicable interlender market in which Agent regularly participates".

          (k) The definition of "Cash Collateral" is modified to replace the words "on deposit at or maintained in a depository account or" with the words "pledged to the Agent and maintained in the".

          (l) The definition of "Commitment" is deleted and replaced with the following:

               "COMMITMENT" means (i) with respect to Congress, its agreement under Section 2.5 to arrange for Letters of Credit to be issued up to an aggregate amount not to exceed the Congress Facility Commitment set forth on Schedule 2.1A, and (ii) with respect to Ableco, its agreement under Section 2.1B to make the Term Loan.

          (m) The term "Conversion/Continuation Date" and definition thereof are deleted.

          (n) The term "Dollar Equivalent" and the definition thereof are deleted.

          (o) The definition of "Eligible Assignee" is modified to add the following sentence to the end thereof: "Notwithstanding the foregoing, any Affiliate of Ableco or of Congress shall be deemed to be an Eligible Assignee".

          (p) The term "Eurocurrency Loan" and the definition thereof are deleted.

          (q) The term "Eurocurrency Reserve Percentage" and the definition thereof are deleted.

          (r) The definition of "FX Facilities" is deleted.


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          (s) The definition of "Issuing Lender" is deleted and replaced with the following:

               "Issuing Lender" means Congress, in its capacity as indemnitor
          (i) of Chase under the Chase Letters of Credit outstanding on the Amendment Effective Date and (ii) of the Bank under the Letters of Credit issued by the Bank to replace the Chase Letters of Credit. The term "Issuing Lender" shall also include the Bank as issuer of the Letters of Credit.

          (t) The definition of "Interest Payment Date" is modified to delete the words "or converted into another Type of Loan".

          (u) The term "Interest Period" and definition thereof are deleted.

          (v) The term "Lending Office" is modified to delete the words "or "Domestic Lending Office" or "Eurocurrency Lending Office", as the case may be,"

          (w) The definition of "Loan" is modified to delete the words ", and may be a Base Rate Loan, or a Eurocurrency Loan (each, a "TYPE" of Loan)". The definition of "Loan" is modified further to add the words "and the Term Loan" after the words "Revolving Loan" and before the period.

          (x) The definition of "Maturity Date" is modified to replace the words "June 15, 2000" with "May 17, 2001".

          (y) The term "Notice of Conversion/Continuation" and definition thereof is deleted.

          (z) The definition of "Obligations" is modified by deleting the words "the FX Facilities and the ACH Facility,".

          (aa) The term "Pro Rata Share" and definition thereof is deleted. In each place where Pro Rata Share is used in the Agreement, the term Facility Share shall replace such term.

          (bb) The definition "Revolving Termination Date" and definition thereof are deleted.

          (cc) The definition of "Total Credit Facility" is modified to replace "$35,000,000" with "$38,586,815.00".

     3. MODIFICATIONS TO SECTION 2.1. Section 2.1 is deleted and replaced with the following:

          "2.1A. REVOLVING LOANS. Borrowers acknowledge and agree that Congress has no commitment or obligation to make any loans, including any loans of a revolving nature ("Revolving Loans") to Borrowers; provided, however, Congress may, in its sole and absolute discretion, make Revolving Loans to the Company for the


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     purpose of paying interest, fees, costs and expenses, including Attorney
     Costs, incurred in connection with the Obligations or pursuant to the Loan Agreements and to preserve, protect or maintain the Collateral and the Agent's rights therein. Under the terms of the Ableco Assignment , Congress has agreed not to make any loans including Revolving Loans to Borrowers except for Revolving Loans to pay interest, fees, costs and expenses, including Attorney Costs, incurred in connection with the Obligations or pursuant to the Loan Agreements and to preserve, protect or maintain the Collateral and the Agent's rights therein. Congress' only commitment to Borrowers shall be to arrange for the issuance of Letters of Credit, subject to the terms of Section 2.5 hereof.

          2.1B TERM LOAN. On the Amendment Effective Date, Congress will make a loan to the Borrowers in the original principal amount of $8,500,000.00 (the "Term Loan") and will immediately assign the Term Loan to Ableco pursuant to the Ableco Assignment. The Term Loan is (a) evidenced by the Term Promissory Note in such original principal amount duly executed and delivered by Borrowers to Ableco concurrently with the Amendment; (b) to be repaid, together with interest and other amounts, in accordance with this Agreement, the Term Promissory Note and other Loan Agreements, and (c) secured by all of the Collateral. The unpaid principal balance of the Term Loan and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date." The Borrowers may, at any time or from time to time, upon not less than three (3) Business Days irrevocable notice to Agent and Ableco, prepay the Term Loan in whole or in part, without penalty or premium.

     4. MODIFICATION TO SECTION 2.3. Section 2.3 is deleted and replaced with the following:

               "2.3 PROCEDURES FOR REVOLVING LOANS. Congress is authorized by Borrowers to make Revolving Loans at any time, in its discretion, to pay interest, fees, costs and expenses incurred with respect to the Obligations or pursuant to the Loan Agreements. All Revolving Loans shall be conclusively presumed to have been made to and at the request of and for the benefit of Borrowers, when deposited to the credit of Borrowers or otherwise disbursed in accordance with the terms of this Agreement."

     5. MODIFICATION TO SECTION 2.4. Section 2.4 is deleted and replaced with the words: "Intentionally Deleted".

     6. MODIFICATIONS TO SECTION 2.5. Borrowers acknowledge and agree that Congress, subject to the terms of Section 2.5, will arrange for Letters of Credit to be issued by the Bank and that all references to Issuing Lender shall mean and include both Congress and the Bank. Subsection 2.5(a)(i)(y)(ii) is deleted and replaced with the following: "(ii) after giving effect to the issuance of the requested Letter of Credit, the aggregate amount of outstanding LC Obligations shall not exceed Congress' Facility Share and the market value as determined by Agent, in its discretion, of Cash Collateral shall equal or exceed 105% of the aggregate amount of LC Obligations;". Subsection 2.5(a)(iii) is modified to replace the fourth sentence thereof with the following: "Any payment made on a Letter of Credit shall accrue interest from and after the date of the Issuing Lender's payment under such Letter of Credit until payment in full at


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the variable rate per annum in effect from time to time on the Revolving Loans and such interest shall be payable on demand". Subsection 2.5(c) is modified to replace the words "Revolving Termination Date" with the words "Maturity Date". Subsections 2.5(b) and 2.5(d)(ii) are deleted and replaced with the words "Intentionally Deleted".

     7. MODIFICATIONS TO SECTION 2.6. Section 2.6 is deleted and replaced with "Intentionally Deleted".

     8. MODIFICATIONS TO SECTION 2.7. Section 2.7 is deleted and replaced with "Intentionally Deleted".

     9. MODIFICATIONS TO SECTION 2.8. Section 2.8 is deleted and replaced with the following:

          "The Company and Subsidiary Borrowers shall repay the Lenders on the Maturity Date the aggregate principal amount of Loans outstanding on such date and make provisions for all outstanding Letters of Credit as provided in Section 2.5(c)."

     10. MODIFICATIONS TO SECTION 2.9. Subsection 2.9(a) is deleted and replaced with the following:

          "(a)(i) The Revolving Loans shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate plus 1.00%.

          (a)ii The Term Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to the Base Rate plus 3.00% and such rate shall increase by 1 1/2% on August 15, 2000 and on each ninetieth day anniversary of such date thereafter. In no event shall the Base Rate for purposes of this Subsection 2.9(a) for any day be less than 9.00%. To the extent that the Base Rate for any day is less than the foregoing minimum daily rate, the Base Rate for purposes of this Subsection 2.9(a) automatically shall be deemed increased to such minimum rate."

     11. MODIFICATIONS TO SECTION 2.10. Notwithstanding any provisions of this Amendment or the Credit Agreement to the contrary, Ableco shall not have a share of or have any interest in the Closing Fee, Agency Fees, Facility Fees or Letter of Credit Fees payable pursuant to Sections 2.10(a) through (d). The second sentence of Subsection 2.10(d) is modified to replace the word "quarter" with the word "month". Section 2.10 is amended to add the following subsections(e) and (f) thereto:

          "(e)TERM LOAN CLOSING FEE. The Company and Subsidiary Borrowers shall pay a term loan closing fee to Ableco in the amount of $1,000,000, which shall be fully earned as of and payable to Ableco on the Amendment Effective Date. Congress shall not have a share of or any interest in this term loan closing fee. In the event that Ableco completes its due diligence, approves a larger transaction (up to $17,500,000), in its sole discretion, and closes such transaction, this term loan closing fee shall be applied to satisfy in full the closing fee (but not


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     other fees that may be charged) of such transaction. Borrowers acknowledge that such transaction has not been approved by Ableco and no agreement or commitment should be implied by the foregoing.

          (f) AMENDMENT FEE. The Company and Subsidiary Borrowers shall pay an amendment fee to Congress in the amount of $50,000, which shall be fully earned as of and payable to Congress on the Amendment Effective Date. Ableco shall not have a share of or any interest in this amendment fee."

     12. MODIFICATION TO SECTION 2.12. Section 2.12 is modified to replace "at the Agent's Payment Office" with "the Payment Account (as defined in Section 7.17)".

     13. MODIFICATION TO SECTION 2.15. Section 2.15 is modified to delete the words "the trademarks, patents, copyrights and applications therefor of the Company and its Subsidiaries and".

     14. DELETION OF SECTION 2.17. Section 2.17 is deleted.

     15. MODIFICATION TO SECTION 6.2. Section 6.2 is modified to change subsection "(d)" to "(e)" and to insert the following as a new subsection "(d)":

          "(d)Weekly, on the first Business Day of each calendar week, a report, in form and substance satisfactory to Agent and Lenders, showing the amount of sales and collections for the prior calendar week and the aggregate amount of accounts receivable as of the date of the report certified by a Responsible Officer as true, accurate and complete; and"

     16. MODIFICATION TO SECTION 6.13. Section 6.13 is modified to delete the word "Agent" and to replace it with "Bank".

     17. MODIFICATION TO SECTION 7.1. Subsection 7.1(b) is modified to replace the word "Document" with "Agreement". Subsection 7.1(i) is deleted and replaced with the following:

          "(i) Liens incurred prior to the Amendment Effective Date on any equipment, capital assets or real property of the Company and its Subsidiaries securing purchase money Indebtedness incurred prior to the Amendment Effective Date provided that such Liens attach solely to the property acquired with such purchase money Indebtedness and the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of such property;".

          Subsection 7.1(n) is deleted and replaced with the following:

          "(n) cash collateral in an amount not to exceed $1,500,000 pledged to Chase to secure foreign exchange contracts and cash collateral not to exceed $150,000 pledged to BankBoston to secure the completion of an ACH facility."

     18. MODIFICATIONS TO SECTION 7.2. Section 7.2 is modified to replace subsections (a), (b), (c) and (d) thereof with the following:


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          "(a) sales of inventory in the ordinary course of business of the
     Company and its Subsidiaries."

     19. MODIFICATIONS TO SECTION 7.5. Section 7.5 is modified to replace subsection (d) thereof with the following:

          "(d) Indebtedness secured by Liens permitted by subsection 7.1(i) provided that the aggregate principal amount thereof shall not exceed the sum of (i) the principal amount thereof on the Amendment Effective Date plus (ii) $1,000,000, less all payments made thereon; provided, further, that no prepayments shall be made on such Indebtedness and none of such Indebtedness shall be refinanced, modified or changed;"

     20. MODIFICATIONS TO SECTION 7.11. Subsection 7.11(b) is modified to delete the words "; provided that so long as no Default or Event of Default exists or has occurred and is continuing, the Company may purchase up to 1,000,000 shares of its common stock at a price not in excess of $9.00 per share for the purpose of reserving such shares aside for the Company's employee stock option plans".

     21. MODIFICATION TO SECTION 7.14. Section 7.14 is deleted and replaced with the following:

          "7.14 SWAP TRANSACTIONS OR HEDGING AGREEMENTS. The Company shall not, or suffer or permit any Subsidiary to, enter into any SWAP Transactions or Hedging Agreements except for foreign exchange contracts with Chase or the Bank so long as the aggregate secured exposure thereon does not exceed $1,500,000 and unsecured foreign exchange contracts so long as the aggregate of such foreign exchange contracts do not exceed $12,500,000 and the daily exposure thereon does not exceed $2,500,000."

     22. MODIFICATIONS TO SECTION 7.16. Section 7.16 is deleted and replaced with the following:

          "7.16 FINANCIAL COVENANTS.

          (a) MAXIMUM NEGATIVE QUARTERLY CONSOLIDATED NET INCOME (LOSS). The Company shall not permit its Consolidated Net Income (Loss) for each of the periods set forth below to be less than the amount corresponding to such periods:


              PERIOD                                   AMOUNT

         Fiscal Quarter ending                      -$25,000,000
             in June, 2000

         Fiscal Quarter ending in
             September, 2000                        -$12,000,000

       Each Fiscal Quarter ending
              Thereafter                                $1.00



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          (b) WORKING CAPITAL. The Company shall not permit its Consolidated
     Working Capital at any time to be less than $40,300,000.00.

          (c) ACCOUNTS RECEIVABLE. The Company shall not permit the amount of its net accounts receivable after deducting all returns, discounts and allowances thereon and reserves relating thereto, as determined in accordance with GAAP, at any time to be less than $35,000,000.00.

          (d) CASH COLLATERAL. The Company shall maintain at all times Cash Collateral with a market value, as determined by Agent, in its discretion, equal to or in excess of 105% of the Revolving Loans and LC Obligations.

          (e) COLLECTIONS ON ACCOUNTS. The Company shall not permit collections on its accounts receivable for any period of fifteen (15) consecutive Business Days to be less than the outstanding principal amount of the Term Loan minus $1,000,000. In the event that the Company breaches this covenant the Company shall have the right to cure such breach within three (3) Business Days by prepaying the portion of the Term Loan in excess of such collections amount."

     23. ADDITION OF SECTION 7.18. The following is inserted as Section 7.18:

          "7.18 COLLECTION OF ACCOUNTS.

          (a) Borrowers shall establish and maintain, at their expense, lockboxes and related blocked accounts ( "Blocked Accounts") with such banks as are acceptable to Agent into which Borrowers shall promptly deposit and direct their account debtors to directly remit all payments on Accounts (as such term is defined in the Pledge and Security Agreements with the Borrowers) and all payments constituting proceeds of Inventory (as such term is defined in the Pledge and Security Agreements with the Borrowers) or other Collateral (as such term is defined in the Pledge and Security Agreements with the Borrowers) in the identical form in which such payments are made, whether by cash, check or other manner. The banks at which the Blocked Accounts are established shall enter into an agreement, in form and substance satisfactory to Agent, providing that all items received or deposited in the Blocked Accounts are the property of Agent, that the depository bank has no lien upon, or right to setoff against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein and that the depository bank will wire, or otherwise transfer, in immediately available funds, on a daily basis, all funds received or deposited into the Blocked Accounts to such bank account of Agent as Agent may from time to time designate for such purpose ("Payment Account"). Borrowers agrees that all payments made to such Blocked Accounts or other funds received and collected by Agent, whether on the Accounts or as proceeds of Inventory or other Collateral or otherwise shall be the property of Agent for the benefit of the Lenders. So long as no Default or Event of Default exists or has occurred and is continuing, all such funds received and collected by Agent shall be applied first to repay the outstanding Revolving Loans, second to restore


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     the Cash Collateral to the extent that the amount thereof is less than 105%
     of the outstanding Revolving Loans and LC Obligations and thereafter the balance will be transferred on each Business Day or as the Company may request to the Company's operating bank account at the cost of and pursuant to the instructions of the Company. If a Default or an Event of Default exists or has occurred and is continuing, the release of such funds to the Company shall be subject to the sole discretion of the Agent.

          (b) Borrowers and all of their respective affiliates, subsidiaries, shareholders, directors, employees or agents shall, acting as trustee for Agent , receive, as the property of Lender, any monies, checks, notes, drafts or any other payment relating to and/or proceeds of Accounts or other Collateral which come into their possession or under their control and immediately upon receipt thereof, shall deposit or cause the same to be deposited in the Blocked Accounts, or remit the same or cause the same to be remitted, in kind, to Agent. In no event shall the same be commingled with any Borrower's own funds. Borrowers agree to reimburse Agent and Lenders on demand for any amounts owed or paid to any bank at which a Blocked Account is established or any other bank or person involved in the transfer of funds to or from the Blocked Accounts arising out of Agent's or Lender's payments to or indemnification of such bank or person. The obligation of Borrowers to reimburse Agent and Lenders for such amounts pursuant to this Section 6.3 shall survive the termination or non-renewal of this Agreement.

          (c) All Obligations shall be payable to the Payment Account as provided in this Section 7.18 or such other place as Agent may designate from time to time. Agent may apply payments received or collected from Borrowers or for the account of Borrowers (including the monetary proceeds of collections or of realization upon any Collateral) to such of the Obligations, whether or not then due, in such order and manner as Agent determines; provided that the Agent shall not apply such payments to prepay the principal amount of the Term Loan except upon notice from the Company or at the Agent's and Lenders' election upon and during the continuance of an Event of Default. At Agent's option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement or the other Loan Agreements may be charged directly to the loan account(s) of Borrowers. If after receipt of any payment of, or proceeds of Collateral applied to the payment of, any of the Obligations, Agent or any Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Agreement shall continue in full force and effect as if such payment or proceeds had not been received. Borrowers shall be liable to pay to Agent and Lenders, and does hereby indemnify and hold Agent and Lenders harmless for the amount of any payments or proceeds surrendered or returned. This Section 7.18 shall remain effective notwithstanding any contrary action which may be taken by Agent or Lenders in reliance upon such payment or proceeds. This Section
     7.18 shall survive the payment of the Obligations and the termination of this Agreement."

     24. MODIFICATIONS TO SECTION 9.8. Section 9.8 is deleted and replaced with the following:


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          "9.8AGENT IN INDIVIDUAL CAPACITY. Congress and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though Congress were not the Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Congress or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, Congress shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent and the terms "Lender" and "Lenders" include Congress in its individual capacity."

     25. MODIFICATIONS TO SECTION 10.4. Section 10.4(a) is modified to replace the words "Chase (including in its capacity as Agent) and Congress (including in its capacity as Documentation Agent)" with the words "Agent and each Lender".
Section 10.4(a) is further amended to insert the words "including reasonable Attorney Costs" after the words "for all costs and expenses".

     26. MODIFICATIONS TO SECTION 10.8. Section 10.8(a) is modified to add the following sentence at the end thereof: "The foregoing minimum amount of $5,000,000 and processing fee of $2,500 will not be applicable to assignments to Affiliates of Eligible Assignees".

     27. MODIFICATIONS TO SECTION 10.11. Section 10.11 is modified to add the words "or with Bank" in the fourth line thereof after the words "any deposit account of the Company with Agent".

     28. MODIFICATIONS TO SCHEDULE 2.1. Schedule 2.1 to the Credit Agreement is deleted and replaced with the Schedule 2.1A attached to the Amendment.

     29. MODIFICATIONS TO SCHEDULE 10.2. Schedule 10.2 to the Credit Agreement is deleted and replaced with the Schedule 10.2A attached to the Amendment.

     30. MODIFICATIONS TO EXHIBITS A, B AND F. Exhibits A, B and F to the Credit Agreement are deleted.

     31. MODIFICATIONS TO SCHEDULE 2 TO EXHIBIT C. Schedule 2 to Exhibit C is modified to replace the words "Section 7.16(b) Minimum Cash Equivalents and Marketable Securities" with the words "Section 7.16(b) Working Capital".

     32. MODIFICATIONS TO EXHIBIT E. Exhibit E is modified to replace the words "The Chase Manhattan Bank" with the words "Congress Financial Corporation (New England)". Schedule 1 Notice of Assignment and Acceptance is replaced with the
Schedule 1A Notice of Assignment and Acceptance attached to the Amendment.

     33. REPRESENTATIONS AND WARRANTIES.

     To induce Agent and Lenders to enter into this Amendment, the Company, each Subsidiary Borrower and each Subsidiary Guarantor warrants, represents and covenants to the Lender and Agent that:

          (a) ORGANIZATION AND QUALIFICATION. The Company, each Subsidiary Borrower and each Subsidiary Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company, each Subsidiary Borrower and each Subsidiary Guarantor is duly qualified or is authorized to do business and is in good standing as a foreign corporation or limited liability company in all states and jurisdictions in which the failure of such entity to be so qualified would have a material adverse effect on the financial condition, business or properties of such entity.

          (b) CORPORATE POWER AND AUTHORITY. The Company, each Subsidiary Borrower and each Subsidiary Guarantor is duly authorized and empowered to enter into, execute, deliver and perform this Amendment and each of the Loan Agreements to which it is a party. The execution, delivery and performance of this Amendment and each of the other Loan Agreements have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders or members of the Company, any Subsidiary Borrower or any Subsidiary Guarantor; (ii) contravene the Company's, any Subsidiary Borrower's or any Subsidiary Guarantor's charter, by-laws or operating agreement; (iii) violate, or cause the Company, any Subsidiary Borrower or any Subsidiary Guarantor to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to the Company, any Subsidiary Borrower or any Subsidiary Guarantor; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Company, any Subsidiary Borrower or any Subsidiary Guarantor is a party or by which the Company's, any Subsidiary Borrower's or any Subsidiary Guarantor's properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the properties now owned or hereafter acquired by the Company, each Subsidiary Borrower and each Subsidiary Guarantor.

          (c) LEGALLY ENFORCEABLE AGREEMENT. This Amendment and each of the other Loan Agreements when delivered under this Amendment will be, a legal, valid and binding obligation of the Company, each Subsidiary Borrower and each Subsidiary Guarantor, enforceable against the Company, each Subsidiary Borrower and each Subsidiary Guarantor in accordance with its respective terms.

          (d) NO MATERIAL ADVERSE CHANGE. Since the date of the last financial statements provided by the Company to the Lenders, there has been no material adverse change in the condition, financial or otherwise, of the Company, any Subsidiary Borrower or any Subsidiary Guarantor as shown on the Consolidated balance sheet as of such date and no change in the aggregate value of the Collateral, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse.

          (e) CONTINUOUS NATURE OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty contained in the Credit Agreement and the other Loan Agreements remains (after giving effect to this Amendment) accurate, complete and not misleading in any material respect on the date of this Amendment, except for representations and warranties that explicitly relate to an earlier date and changes in the nature of the Company, any Subsidiary Borrower's, or any Subsidiary Guarantor's business or operations, so long as such changes are disclosed in the amended Exhibits attached hereto or Lenders have consented to such changes in writing or such changes are expressly permitted by the Loan Agreement.

     34. CONDITIONS PRECEDENT.

     Notwithstanding any other provision of this Amendment or any of the other Loan Agreements, and without affecting in any manner the rights of Agent and Lenders under the other sections of this Amendment, this Amendment shall not be effective as to Agent and Lenders unless and until each of the following conditions has been and continues to be satisfied (the "Amendment Effective Date"):

          (a) DOCUMENTATION. Lenders shall have received, in form and substance satisfactory to Lenders and their counsel, a duly executed copy of this Amendment, together with such additional documents, instruments, opinions of Company's counsel and certificates as Lender and their respective counsel shall require in connection therewith, all in form and substance satisfactory to Lenders and their counsel.

          (b) ASSIGNMENT FROM CHASE. Chase and Congress shall have duly executed and delivered an assignment and assumption agreement whereby Chase shall have assigned to Congress its interests in the credit facilities under the Loan Agreements including its rights as Agent thereunder, Congress shall have accepted such assignment and been appointed the Agent and Chase shall have executed all instructions and assignments of collateral security and delivered to Congress all stock certificates and other collateral in its possession.

          (c) ASSIGNMENT TO ABLECO. Ableco and Congress shall have duly executed and delivered the Ableco Assignment attached hereto and all conditions to the effectiveness thereof shall have been satisfied.

          (d) ISSUANCE OF TERM NOTE. The Company and Subsidiary Borrowers shall have issued to Ableco a $8,500,000 Term Note.

          (e) CONTROL AGREEMENT. The Company shall have entered into the Amended and Restated Control Agreement attached hereto and Agent and Lenders shall have verified that an amount of Cash Collateral at least equal to 105% of the outstanding Revolving Loans (if any) and LC Obligations is subject to the Control Account.

          (f) NO DEFAULT. After giving effect to this Amendment, no Default or Event of Default shall exist except as previously disclosed to and consented to by Lenders in writing.

          (g) NO LITIGATION. Except as previously disclosed to and consented to by Lenders in writing, no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of the Loan Agreement or this Amendment or the consummation of the transactions contemplated thereby or hereby.

          (h) PATENT, TRADEMARK AND COPYRIGHT SEARCHES. The Agent and Lenders shall have received searches on all patents, trademarks, copyrights and applications therefor of the Company and its Subsidiaries and such searches shall be satisfactory to the Agent and Lenders.

          (i) ADDITIONAL DOCUMENTS AND DELIVERIES. Company, Subsidiary Borrowers and Subsidiary Guarantors shall have executed and/or delivered each of the items listed on the Document Checklist attached hereto except as set forth in Section 35.

     35. ADDITIONAL CONDITIONS AND COVENANTS.

     The Company, Subsidiary Borrowers and Subsidiary Guarantors covenant and agree to perform or satisfy or cause to be performed or satisfied each of the following conditions and covenants and that the failure of any of the following conditions or covenants to timely occur or be performed by the specified dates shall constitute an Event of Default under the Credit Agreement, without any action or notice by Agent or Lenders of any kind, time being of the essence:

          (a) TRANSFER OF CASH COLLATERAL. Within five (5) Business Days of the Amendment Effective Date, Company and Subsidiary Borrowers will cause to be transferred to the Agent all of the Cash Collateral and such Cash Collateral shall thereafter be held by the Agent for the benefit of the Lenders pursuant to a cash collateral agreement in form and substance satisfactory to the Agent and Lenders. Agent will arrange for payment of interest on such cash collateral transferred to the Agent and held by Agent at a rate equal to the Base Rate less 3.5%.

          (b) LOCKBOX AND BLOCKED ACCOUNTS. Within five (5) Business Days of the Amendment Effective Date, Borrowers shall have established the lockbox and blocked accounts satisfying the requirements of Section 7.17 of the Credit Agreement with banks as are acceptable to Agent and pursuant to terms and conditions satisfactory to Agent.

          (c) UK COLLATERAL. Within seven (7) Business Days of the Amendment Effective Date, PictureTel UK Limited shall have granted to the Agent a first priority charge on substantially all of its assets and a first priority share charge on all of the capital stock thereof and shall deliver to Agent a legal opinion thereon in form and substance satisfactory to Agent.

          (d) LANDLORD AGREEMENTS. Within twenty (20) consecutive Business Days of the Amendment Effective Date, the Borrowers will obtain and deliver to Agent Landlord Agreements, in form and substance satisfactory to Agent, from the landlords of each location leased by the Borrowers or Guarantors where Collateral is located (other than for sales offices where de minimus items of Collateral is located)

          (e) CORPORATE DOCUMENTS FOR NON-US ENTITIES. Within twenty (20) consecutive Business Days of the Amendment Effective Date, Borrower will deliver to Agent, certified charter documents, bylaws, resolutions and legal existence and good standing certificates for each non-U.S. Borrower and Guarantor in form and substance satisfactory to Agent.

     36. ACKNOWLEDGMENT OF OBLIGATIONS.

     The Company, each Subsidiary Borrower and each Subsidiary Guarantor hereby
(1) reaffirms and ratifies all of the promises, representations, warranties, agreements, covenants and obligations to Lenders under or in respect of the Credit Agreement and other Loan Agreements as amended hereby and (2) acknowledges that it is unconditionally liable for the punctual and full payment of all Obligations, including, without limitation, all charges, fees, expenses and costs (including reasonable attorneys' fees and expenses) under the Loan Agreements, as amended hereby, and that it has no defenses, counterclaims or setoffs with respect to full, complete and timely payment and performance of all Obligations.

     37. CONFIRMATION OF LIENS.

     The Company, each Subsidiary Borrower and each Subsidiary Guarantor acknowledges, confirms and agrees that the Loan Agreements, as amended hereby, are effective to grant to Agent and to Lenders duly perfected, valid and enforceable first priority security interests and liens in the Collateral described therein and that the locations for such Collateral specified in the Loan Agreements have not changed. The Company and each Subsidiary Borrower further acknowledges and agrees that all Obligations are and shall be secured by the Collateral.

     38. IP COLLATERAL.

     Agent and Lenders agree that in the event the Company proposes to enter into a merger or other acquisition transaction and the Agent and Lenders consent to such transaction, in their sole and absolute discretion, the Agent and Lenders will not require that the entity(ies) to the transaction, other than the Borrowers or Guarantors or other Affiliates, grant a security interest to the Agent and Lenders in its trademarks, patents or copyrights or applications therefore.

     39. MISCELLANEOUS.

     Except as set forth herein, the undersigned confirm and agree that the Loan Agreements remain in full force and effect without amendment or modification of any kind. The Company and each Subsidiary Borrower hereby acknowledges its obligation to pay the Lenders' and Agent's reasonable attorneys' fees and costs incurred in connection with this Amendment, as set forth in the Loan Agreement (and a $50,000 good faith deposit has been made to Ableco with respect to Ableco's fees and expenses). The execution and delivery of this Amendment by Lenders and Agent shall not be construed as a waiver by Lenders of any Default or Event of Default under the Loan Agreements. This Amendment, together with the Loan Agreement and other Loan Agreements, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof. This Amendment and the transactions hereunder shall be deemed to be consummated in the Commonwealth of Massachusetts and shall be governed by and interpreted in accordance with the laws of that state. This Amendment and the agreements, instruments and documents entered into pursuant hereto or in connection herewith shall be "Loan Agreements" under and as defined in the Credit Agreement.


                  [Remainder of Page Left Intentionally Blank]

                Executed under seal on the date set forth above.

                                          COMPANY:

                                          PICTURETEL CORPORATION


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------

                                          SUBSIDIARY BORROWERS:

                                          PICTURETEL (SCHWIEZ) AG

                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------

                                          PICTURETEL SECURITIES CORPORATION

                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------


                                          PICTURETEL TECHNOLOGY CORPORATION

                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------


                                          PICTURETEL UK LIMITED

                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------

                                          STARLIGHT NETWORKS, INC.

                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------

                                          PICTURETEL AUSTRALIA PTY, LTD.

                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------

                                          PICTURETEL COMPANY, LTD. (JAPAN)

                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------

                                          PICTURETEL GMBH

                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------

                                          SUBSIDIARY GUARANTORS:

                                          PICTURETEL INTERNATIONAL CORPORATION

                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------


                                          MULTILINK, INC.

                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------


                                          PICTURETEL SCANDINAVIA AB

                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------

Accepted in Boston, Massachusetts

CONGRESS FINANCIAL CORPORATION
(NEW ENGLAND), as Agent and as a Lender


By:
    -------------------------------------------
     Name:
           ------------------------------------
     Title:
            -----------------------------------

ABLECO FINANCE LLC, as a Lender


By:
    -------------------------------------------
     Name:
           ------------------------------------
     Title:
            -----------------------------------

                                  SCHEDULE 2.1A
                   FACILITIES, COMMITMENTS AND FACILITY SHARES



LENDER                           FACILITY COMMITMENTS            FACILITY SHARE

Congress Financial Corporation   100% of LC Obligations              78.25%
(New England)                    (Letters of Credit with
                                 face amount of
                                 $30,086,815.00)*

Ableco Finance LLC               100% of $8,500,000.00               21.75%
                                 Term Loan

TOTAL                            $38,586,815.00                        100%



* In addition, Congress will hold 100% of the Revolving Loans, without any commitment to make Revolving Loans.





                                 Section 2.1A-1

                                 SCHEDULE 10.2A
                              ADDRESSES FOR NOTICES



FOR CONGRESS:

Congress Financial Corporation
  (New England)
One Post Office Square
Boston, MA 02109

Attention:        Marc Swartz
                  Senior Vice President
                  Telephone:  617-338-1998
                  Fax Number: 617-338-1497


FOR ABLECO:

Ableco Finance LLC
450 Park Avenue, 28th Floor
New York, NY 10022

Attention:  Daniel Wolf
               Vice President
               Telephone:  212-891-2121
               Fax Number: 212-891-1541


FOR COMPANY AND ALL SUBSIDIARY BORROWERS:

PictureTel Corporation
100 Minuteman Road M/S 720
Andover, MA 01810

Attention:        Arthur Fatum
                  Vice President and Chief Financial Officer
                  Telephone:  978-292-5372
                  Fax Number: 978-292-3334





                                 Schedule 10.2A

                                   SCHEDULE 1A
                       NOTICE OF ASSIGNMENT AND ACCEPTANCE

                                                          _______________, 200__
Congress Financial Corporation
  (New England)
One Post Office Square, Suite 3600
Boston, MA 02109

PictureTel Corporation
100 Minuteman Road, M/S 720
Andover, MA  01810

Ladies and Gentlemen:

     We refer to the Credit Agreement dated as of June 15, 1999 (as amended, restated, modified, supplemented or renewed from time to time the "CREDIT AGREEMENT") among PictureTel Corporation (the "COMPANY"), the Lenders referred to therein and Congress Financial Corporation (New England), as agent for the Lenders (the "AGENT"). Terms defined in the Credit Agreement are used herein as therein defined.

     1. We hereby give you notice of, and request your consent to, the assignment by __________________ (the "ASSIGNOR") to _______________ (the
"ASSIGNEE") of _____% of the right, title and interest of the Assignor in and to the Credit Agreement (including, without limitation, the right, title and interest of the Assignor in and to the Commitments of the Assignor[,] [and] all outstanding Loans made by the Assignor [and the Assignor's participation in the Letters of Credit]) pursuant to the Assignment and Acceptance Agreement attached hereto (the "ASSIGNMENT AND ACCEPTANCE"). Before giving effect to such assignment the Assignor's Commitment is $ ___________[,] [and] the aggregate amount of its outstanding Loans is $_____________[, and its participation in LC Obligations is $_____________].

     2. The Assignee agrees that, upon receiving the consent of the Agent and, if applicable, PictureTel Corporation to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

     3. The following administrative details apply to the Assignee:

(A)                                   Notice Address:


  Assignee name:                      --------------------------------
  Address:
                                      --------------------------------

                                      --------------------------------


                                 Schedule 1A-1

  Attention:
                                      --------------------------------
  Telephone:                         (   )
                                      --- ----------------------------
  Telecopier:                        (   )
                                      --- ----------------------------

  Telex (Answerback):
                                      --------------------------------

(B)                             Payment Instructions:


  Account No.:
                                      ---------------------------------
  At:
                                      ---------------------------------

                                      ---------------------------------

  Reference:                          ---------------------------------

  Attention:                          ---------------------------------

     4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.



                  [Remainder of Page Intentionally Left Blank]





                                 Schedule 1A-2

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.


                                          [NAME OF ASSIGNOR]


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------

                                          [NAME OF ASSIGNEE]


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------
                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------

                                          ACKNOWLEDGED AND ASSIGNMENT
                                          CONSENTED TO:

                                          PICTURETEL CORPORATION


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------


                                          CONGRESS FINANCIAL CORPORATION
                                          (NEW ENGLAND), as Agent


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------





                                  Schedule 1A-3